EXHIBIT 10.82

         MANHEIM AUTOMOTIVE FINANCIAL SERVICES, INC. SECURITY AGREEMENT
                 (INVENTORY FINANCE AND BRIDGE LINE OF CREDIT)

This Agreement is dated and entered into as of the date listed below between Manheim Automotive Financial Services, Inc. ("Lender") and the undersigned borrower ("Borrower").

A. WHEREAS, Borrower wishes to purchase motor vehicles ("Vehicle(s)") either through various automotive auctions, wholesale motor vehicle dealers or directly from motor vehicle dealers from time to time; and

B. WHEREAS, Borrower requests and Lender agrees to finance the acquisition of such Vehicles for Borrower under two types of financing pursuant to this
     Agreement:

     (i)  regular inventory financing; and/or

     (ii) a bridge line of credit to facilitate the purchase of a Vehicle to be repaid within seven (7) to twenty-one (21) days.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the parties agree as follows:

1.   Definitions.

     When used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Advance" shall mean any amount actually disbursed by Lender by cash, check, draft, or otherwise.

     "Advance/Fee Schedule" shall mean the schedule to this Agreement which indicates: (i) the maximum amount of advance which may be outstanding under the Inventory Finance Loan and Bridge Line of Credit and (ii) amount of fees applicable to each Advance.

     "Agreement Date" shall mean the date on which this Agreement is executed.

     "Average Daily Outstanding Balance" shall mean the total of the outstanding balances of the Advances with respect to a Loan for all days in the Billing Period divided by the number of days in the Billing Period.

     "Billing Period" shall mean a calendar month or such other period announced by the Lender as the billing period for Advances under this Agreement

     "Borrower" shall have the meaning set forth in the introduction to this Agreement.

     "Bridge Line of Credit" shall have the meaning set forth in Section 2(b).

     "Business Day" shall mean a day other than Saturdays, Sundays, bank holidays or other days on which the principal office of Lender is not open for business.

     "Collateral" shall have the meaning set forth in Section 5.

     "Environmental Laws" shall mean all federal, state and local laws, regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, entered, or promulgated, approved or otherwise relating to pollution or protection of he environment.

     "Event of Default" shall mean any of the events specified in Section 14 of this Agreement.

     "Guarantors" shall mean those Persons who have executed and delivered Guaranties.

     "Guaranties" shall mean the guaranties of payment and performance of all or some of Borrower's indebtedness under the Loans, executed and delivered by the Guarantors.

     "Index Rate" shall mean the base rate which is quoted as the "Prime Rate" in the column entitled "Money Rates" published in The Wall Street Journal (in the event no such rate is published in The Wall Street Journal on such date, the Index Rate shall be the "Prime Rate" shown in such column for the most recent Business Day preceding the last Business Day of such month on which such rate was published) or, in the event The Wall Street Journal does not quote a "Prime Rate", the rate quoted as the "Prime Rate" in a publication as Lender may, from time to time, hereafter designate in writing.

     "Interest Rate" shall mean the Index Rate plus an applicable percentage.

     "Inventory Finance Loan" shall have the meaning set forth in Section 2(a)

     "Lender" shall have the meaning set forth in the introduction to this Agreement.

     "Loans" shall mean, collectively, the Inventory Finance Loan and Bridge Line of Credit.

     "Maturity Date" shall mean the date upon which an Advance is due as determined by the Lender, provided however if no such date is specified by Lender then the advance shall be deemed due upon demand of Lender.

     "Original Term" shall mean the period from the Agreement Date to the first anniversary of the Agreement Date.

     "Person"  shall  mean any  individual,  sole  proprietorship,  partnership, corporation (whether or not for profit), joint venture, association, estate, trust, or unincorporated organization, (whether foreign, territorial, national, federal, state, commonwealth, parish, county, city, municipal, local or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof). Unless the context otherwise requires, "Person" shall not include Lender.

     "Promissory Note" shall have the meaning set forth in Section 2(a).

     "Uniform Commercial Code" refers to the Uniform Commercial Code as enacted in the state where the Collateral is located and the version in effect as of the Agreement Date.

     "Vehicle(s)" shall have the meaning set forth in the recitals to this Agreement.

     All other terms contained in this Agreement shall, when the context so indicates, have the meanings provided for by the Uniform Commercial Code.

2.   Loan Terms.

     Lender agrees to make the following Loans to Borrower, in a total aggregate principal amount not to exceed the amount set forth on the Advance/Fee Schedule for all such Loans, and Borrower promises to repay such Loans on the following terms and conditions:

     (a) Inventory Finance Loan. Each Advance, from time to time as necessary on or after the Agreement Date, for the purchase of a vehicle as evidenced by a promissory note substantially in the form of Exhibit A (the "Promissory Note") shall be payable in full on the earliest of:

     (i) forty-eight (48) hours from the time of the Vehicle sale or within twenty-four (24) hours from the time Borrower receives payment by or on behalf of the purchaser of such Vehicle; or

     (ii) the Maturity Date for such Advance; or

     (iii) the termination of this Agreement.

     In addition, payments of principal may be required from time to time if the Vehicle is subject to the Lender's curtailment program. The maximum amount of Advances outstanding at any one time under the Inventory Finance Loan shall not exceed the amount set forth on the Promissory Note. The proceeds of the Inventory Finance Loan may only be used to purchase Vehicles to be held as inventory of the Borrower.

     (b) Bridge Line of Credit. Each Advance, from time to time as necessary on or after the Agreement Date, to finance a Vehicle payable within seven (7) to twenty-one (21) days from the date of the Advance as evidenced by a written approval from the Lender. The maximum amount of Advances outstanding at any one time under the Bridge Line of Credit shall not exceed the amount set forth on the Advance/Fee Schedule. The proceeds of the Bridge Line of Credit may only be used to purchase Vehicles through automotive auctions.

     (c) Payments Received from Manufacturers or Distributors. At the request of the Lender, in the event that Borrower receives any payments from holdback reserves, manufacturer rebates, incentive payments or any other form of payment from a manufacturer or a distributor, such payments shall be immediately forwarded to Lender and Lender shall apply such sums to the outstanding principal balance with respect to the applicable Loans.

     (d) Time of Payments. Payments on the Loans received by Lender no later than 1:00 P.M. in the time zone where Lender is located, shall be credited to the Average Daily Outstanding Balance within one (1) Business Day after the date of Lender's receipt of such payments or within one (1) Business Day after the date the Lender's bank records a wire transfer of such payment.

3. Interest/Fees.

     (a) Rates of Interest. The Average Daily Outstanding Balance of the Inventory Finance Loan shall bear interest until paid in full at a per annum rate equal to the Index Rate plus the percentage set forth on the Promissory Note.

     (b) Interest Rate. The Interest Rate shall initially be determined by Lender as of the Business Day preceding the Agreement Date, and shall remain in effect for the remainder of such calendar month in which the Agreement Date occurs; thereafter, the Index Rate shall be determined by Lender on the last Business Day of each month and the Interest Rate on said date shall be based on the Index Rate used in calculating the rates which are payable for the following month or as announced by Lender from time to time pursuant to the Program. Interest shall be calculated on the basis of a 360-day year for actual days elapsed and shall be payable on the fifteenth (15th) day of each month for the preceding month or on such other

     (c) Default Rate of Interest. Any Advance which is in default hereunder shall bear interest at a rate equal to the Interest Rate plus three percent (3%) until such Advance is paid in full.

     (d) Interest Accrual on Advances. Interest on each Advance made under the Inventory Finance Loan, shall begin to accrue on the date of Lender's Advance for such Vehicle.

     (e) Administration Fees. In addition to interest on each Advance under the Inventory Finance Loan, the Borrower shall pay, at the time the Vehicle is sold, an administration fee in the amount set forth on the Advance/Fee Schedule.

     (f) Bridge Line of Credit Fees. In lieu of the payment of interest, for each Advance under the Bridge Line of Credit, the Borrower shall pay within seven (7) days to twenty-one (21) days after the date of the Advance, as applicable, a Bridge Line of Credit fee in the amount set forth on the Advance/Fee Schedule.

4.   Term.

     The term of this Agreement shall commence on the Agreement Date and shall continue for one (1) year thereafter. After the initial term, this Agreement shall be automatically renewed for one (1) year and from year-to-year thereafter unless terminated by either party notifying the other in writing no later than ninety (90) days prior to any anniversary of this Agreement. This Agreement may be terminated at any time by Lender and, if Borrower is not in default, by Borrower, by either party providing the other party ninety (90) days' prior written notice.

5.   Collateral.

     For the purpose of securing any indebtedness under this Agreement and any other indebtedness of Borrower to Lender, Borrower hereby grants Lender a security interest in all Vehicle inventory, parts and accessories inventory, equipment, fixtures, accounts, holdback reserves, manufacturer rebates and incentive payments, general intangibles of the Borrower now owned and hereafter acquired, wherever located; all accessions to, substitutions for and all replacements of any of the foregoing; all chattel paper, documents, instruments, monies, residues and property of any kind related to any of the foregoing; all books and records of Borrower related to any of the foregoing, including without limitation, computer programs, print-outs, and other computer hardware and software materials and records pertaining to any of the foregoing; together with all proceeds and products of the foregoing, including, without limitation, proceeds of insurance policies insuring any of the foregoing ("Collateral").

     The security interest granted in this Agreement is in addition to and not in substitution of any right of offset or netting which Lender may have against Borrower pursuant to any contract or under applicable law. Borrower agrees to execute such supplemental documents or financing statements as Lender may require to evidence or perfect the security interest granted in this Agreement. Lender may obtain and retain the certificate of title in its possession until any vehicle is sold by Borrower and Borrower's obligation is paid in full.

     Lender shall have the right to inspect the Vehicles and other Collateral and Borrower's books and records at any time and without advance notice. Borrower agrees to retain and preserve its books and records at its principal place of business for a period of three (3) years from the date of final billing under this Agreement.

6.   Use and Protection of Collateral.

     (a) Borrower may exhibit and sell Vehicles and may use and sell other Collateral in the ordinary course of business; (b) Borrower shall protect and secure such Vehicles and other Collateral; (b) Borrower shall maintain and preserve the Vehicles and other physical assets in good order and condition and shall not impair the value of such Vehicles or physical assets; (c) Borrower will keep the Vehicles and other Collateral free of taxes, liens or encumbrances, and any sums which may be paid by Lender, in its discretion, in release or discharge thereof shall be paid by Borrower to Lender upon demand; and (d) Vehicles and other Collateral shall not be used illegally, improperly or for hire.

7.   Insurance.

     Borrower is responsible for insurance covering the Vehicles and other Collateral against all risks, including without limitation, business interruption insurance of such types and in such amounts as Lender may reasonably require and will provide to the Lender copies of insurance policies and certificates properly endorsed to show Lender's interest as loss payee and additional insured. Such endorsement shall provide that the insurance companies will give Lender at least thirty (30) days prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of Borrower or any other Person shall affect the right of Lender to recover under such policy or policies of insurance in case of loss or damage. Borrower hereby directs all insurers under such policies of insurance to pay all proceeds payable thereunder directly to Lender. Proceeds payable to Lender under any such policies shall be applied to the indebtedness due Lender under this Agreement on such basis as Lender shall determine.

     In the event Borrower, at any time or times hereafter, shall fail to obtain or maintain any of the policies of insurance required in this Agreement or to pay any premium in whole or in part relating thereto, then Lender, without waiving or releasing any obligation or default by Borrower under this Agreement, may (but shall be under no obligation to do so) at any time or times thereafter obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which Lender deems advisable. All sums so disbursed by Lender, including, without limitation, attorneys' and paralegals' fees, court costs, expenses and other charges relating thereto, shall be payable, on demand, by Borrower to Lender and shall be additional indebtedness due Lender under this Agreement and be secured by the Collateral.

8.   Borrower's Financial Condition.

     Borrower represents that it now has and covenants that it will have at the time of any Advance through the date of repayment of the applicable Loan
     (a) reasonably adequate cash and equity capital to conduct its business and pay its debts as they mature, (b) capital and other financial resources reasonably adequate to engage in the business in which it is engaged or in any business or transaction in which it is about to engage, (c) the ability to pay its debts and all debts it intends to incur as they mature, and (d) ownership of property unencumbered and not collateralized to the benefit of a third party, having a value, at a fair valuation, greater than the sum of its debts.

9.   Borrower's Financial Statements.

     (a) As soon as possible, but not later than six (6) months after the close of each fiscal year of Borrower, Borrower agrees to provide Lender with the audited financial statements of Borrower as certified by the Borrower's independent certified public accountant, or in lieu of audited financial statements, certified copies of the Borrower's federal income tax returns from previous calendar year;

     (b) as soon as possible, but not later than thirty (30) days after the end of each month hereafter, Borrower's unaudited interim financial statements, including balance sheets and statements of income and expense as at the month-end and for the portion of Borrower's fiscal year then elapsed, as prepared in accordance with generally accepted accounting principles and fairly presenting the financial position at such date and results of operations of Borrower for such period; and

     (c) Borrower certifies that each monthly financial statement and each audited annual financial statement shall be complete, accurate and current in all respects.

10.  Other Agreements of Borrower.

     Without Lender's prior written consent, which Lender may or may not, in its sole discretion, give concurrently herewith or hereafter, Borrower agrees that it shall not:

     (a) Make any distributions of its property or assets, except distributions of earnings or payments of principal and interest to service indebtedness in the ordinary course including shareholders loans, or sell, issue, or redeem, retire, purchase or otherwise acquire, directly or indirectly any of its stock;

     (b) Make any material change in its capital structure, or make any material change in any of its business objectives, purposes and operations; nor

     (c) Make any loans or other advances of money or any loans or advances of inventory or other property, to any Person, including, without limitation, any officer, director, stockholder, employee, or affiliate of Borrower, other than (1) advances against commissions, and other similar advances to employees in the ordinary course of business, and (2) loans not exceeding an aggregate of ten percent (10%) of the outstanding balance of the Loan at any time.

11.  Environmental Matters.

     (a) Borrower represents that it is currently in compliance, and covenants and agrees that it shall continue to manage and operate its business in compliance, with all Environmental Laws.

     (b) Borrower shall send to Lender within five (5) days of receipt, any citation, notice of violation or other notice of potential liability from any governmental or quasi-governmental authority empowered to regulate or oversee any of the foregoing activities.

     (c) Borrower agrees to indemnify, defend with counsel reasonably acceptable to Lender, at Borrower's sole cost, and hold Lender harmless against any claim, response or other costs, damages, liability or demand (including, without limitation, attorneys' fees and costs incurred by Lender) arising out of any claimed violation of Borrower or Borrower's agents of any of the foregoing laws, regulations or ordinances or breach of any of the foregoing covenants or agreements. The foregoing indemnity shall survive repayment of all indebtedness due Lender under this Agreement.

12.  Conditions Precedent.

     Lender shall have no obligation to make the Loans on the Agreement Date unless and until the following conditions have been satisfied, all in form and substance satisfactory to Lender and its counsel: (a) No Proceedings. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement, or the consummation of the transactions contemplated hereby or thereby, or which, in Lender's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement;

     (b) No Material Adverse Change. There shall not have occurred any material adverse change in the financial condition, results of operations, businesses or prospects of the Borrower, or any event, condition or state of facts which could materially adversely affect the financial condition, results of operations, businesses or prospects of the Borrower, as determined by Lender in its sole discretion; and

     (c) Loan Documentation. Lender shall have received, on or prior to the Agreement Date, the following documents, each duly executed and delivered to Lender, and each to be in form and substance satisfactory to Lender and its counsel:

          (1) copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect the security interests of Lender in the Collateral and evidence in a form acceptable to Lender that such security interests constitute valid and perfected first priority interests in the Collateral;

          (2) certified copies of Borrower's casualty and liability insurance policies, together with loss payable and additional insured endorsements to the casualty insurance policies, as required under
          Section 7;

          (3) the Promissory Note, executed and delivered to Lender;

          (4)  Articles  of  Incorporation  and Bylaws  from the  Borrower;

          (5)  Certified   resolutions   from  Borrower's   Board  of  Directors
          authorizing execution of this Agreement, the Promissory Note and related documents;

          (6) An opinion from Borrower's counsel in form and substance satisfactory to Lender which opines on the Borrower's ability to execute the documents required by this Agreement and perform its obligations thereunder;

          (7) an incumbency certificate from the Borrower's Secretary in form and substance satisfactory to the Lender;

          (8) Power of Attorney in form and substance satisfactory to the Lender;

          (9) an intercreditor agreement in form and substance satisfactory to the Lender;

          (10) good standing certificates from each state where the Borrower is incorporated;

          (11)  written   instructions   from  Borrower  to  Lender  as  to  the
          disbursement to any Person of the proceeds of the Loan; and

          (12) such other documents, instruments and agreements as Lender shall reasonably request.

13.  Termination or Suspension of Financing.

     Lender may terminate or suspend financing under this Agreement as follows:

     (a) Upon the occurrence of an Event of Default as defined in Section 14 of this Agreement or in any other Agreement with Lender; or

     (b) If Lender, in its sole discretion, elects to terminate the program provided, however, that Lender shall give Borrower ninety (90) days' prior written notice of such termination; or

     (c) If Lender in its judgment believes that future financing of Vehicles for Borrower is not justified due to changes in Borrower's financial condition or any other material change in the Borrower's business.

     All debts, obligations and remedies existent at the time of any suspension or termination shall continue in effect until the indebtedness of Borrower under this Agreement is paid in full.

14.  Event of Default.

     An "Event of Default" shall include the following: (a) a default by Borrower in the payment or performance of any obligation under this Agreement or any other agreement with Lender; (b) the institution of a proceeding in bankruptcy, receivership or insolvency by or against Borrower or its property or by or against any Guarantor; (c) an assignment by Borrower or any Guarantor for the benefit of creditors; (d) a default by any Guarantor in the payment or performance of any obligation under a Guaranty; (e) the death or incompetence of any Guarantor; or (f) if Lender shall deem itself insecure.

15.  Offset

     As additional security for payment and performance of all indebtedness due Lender under this Agreement and any other agreement with Lender, Borrower hereby gives Lender a lien on and Lender shall also have right of offset against all of Borrower's deposits, credits and any other property now or hereafter in the possession or control of Lender or in transit to Lender. Lender may at any time apply any or all of the property (or the proceeds thereof) to any amounts due under said indebtedness.

16.  Rights and Remedies upon Default.

     Upon the occurrence of an Event of Default as set forth in Section 14 or if Vehicles and other Collateral are in danger of misuse, loss, seizure or confiscation, Lender may, in its discretion, accelerate the entire outstanding amount due from Borrower under this Agreement and may take immediate possession of Vehicles and other Collateral without demand or further notice and without legal process. In furtherance thereof, Borrower shall, if Lender so requests, assemble Vehicles and other Collateral and make them available to Lender at a reasonable place designated by Lender. Lender shall have the right, and Borrower hereby authorizes and empowers Lender to enter upon the premises wherever Vehicles and other Collateral may be and remove same.

     Borrower shall pay all expenses and reimburse Lender for any expenditures, including reasonable attorneys' fees and legal expenses, in connection with Lender's exercise of any of its rights and remedies under this Agreement. In the event of such repossession by Lender, in addition to the rights specified in this Agreement, all the rights and remedies afforded by applicable law shall apply.

17.  Indemnity.

     Borrower agrees to indemnify Lender from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, attorneys' fees and court costs incurred by Lender) which may be imposed on, incurred by, or asserted against Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not Lender is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of Lender.

18.  Successors and Assigns.

     This Agreement shall be binding upon the parties' successors and assigns, provided, however, that Borrower shall have no right of assignment, without the prior written consent of Lender.

19.  Savings Clause.

     Any provision in this  Agreement  prohibited by law shall be ineffective to
     the  extent  of  such  prohibitions   without  invalidating  the  remaining
     provisions in this Agreement.

20.  Power of Attorney.

     (a) Upon the occurrence of an Event of Default, Borrower irrevocably appoints Lender as Borrower's lawful attorney and Lender may, without notice to Borrower, in Borrower's or Lender's name(s):

          (1) endorse the name of Borrower upon any items of payment or proceeds of Collateral and deposit the same to the account of Lender on account of the indebtedness due under this Agreement;

          (2) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Collateral; and

          (3) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Collateral to which Borrower has access.

     (b) At all times under this Agreement, with or without the occurrence of an Event of Default, Borrower irrevocably appoints Lender as Borrower's lawful attorney and Lender may, without notice to Borrower, in Borrower's name or Lender's name, (1) execute such security agreements and related documentation as may be necessary for Borrower to acquire Vehicles; (2) make, settle and adjust claims under policies of insurance, as are required under Section 7, and to endorse any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance; and (3) endorse the name of Borrower upon any document, instrument, evidence of title or related or similar documents as necessary to protect the collateral.

     (c) On the date of this Agreement, Borrower agrees to execute and deliver to Lender a Power of Attorney in form and substance satisfactory to the Lender.

21.  Applicable Law.

     This agreement shall be governed by the internal laws of the state of the principal place of business of the Borrower.

22.  Amendments.

     Any amendment or modification to this Agreement must be made in writing and must be executed by the Borrower and Lender; provided, however, that this
     Section 22 may not be amended in any circumstance.

     Executed this 21TH day of MARCH 1997.

BORROWER: FIRST CHOICE AUTO FINANCE, INC.
          -------------------------------

By:  /s/ Joseph M. Barnes
-------------------------
Joseph M. Barnes
Title:  Vice President Finance

Address: 5200 S. WASHINGTON AVENUE
         TITUSVILE, FL 32780


LENDER:  Manheim Automotive Financial Services, Inc.
         -------------------------------------------
By: /s/
Title:   DIRECTOR OF OPERATIONS